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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-96866 and 33-96868) of Datalogix International Inc., of our report dated September 24, 1996 appearing on page F-1 of this Annual Report on Form 10-K/A-1. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-1 of this Form 10-K/A-1.




Price Waterhouse LLP
Stamford, CT
October 24, 1996